SIMPLIFY EXCHANGE TRADED FUNDS

Simplify Volatility Premium ETF

NYSE: SVOL

Supplement dated August 25, 2021 to the Statement of Additional Information (“SAI”) dated May 9, 2021, as previously supplemented on July 2, 2021.

Effective August 25, 2021, the following is added to the end of the section entitled “TYPES OF INVESTMENTS” that begins on page 4 of the SAI, immediately following the subsection entitled “Repurchase Agreements” that begins on page 14:

Reverse Repurchase Agreements (Simplify Volatility Premium ETF only)

The Fund may also enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to finance the acquisition of investments when the Fund may not otherwise have cash available to finance such purchases. The Fund may enter reverse repurchase agreements when the Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price.

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This Supplement dated August 25, 2021 and the Statement of Additional Information dated May 9, 2021, provide relevant information for all shareholders and should be retained for future reference. The Prospectus, and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.